Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER,
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James Reid-Anderson, as Chief Executive Officer of Six Flags Entertainment Corporation (the “Company”) certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)         the accompanying quarterly report on Form 10-Q for the period ending June 30, 2012 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 31, 2012

/s/ James Reid-Anderson
James Reid-Anderson
Chairman, President and Chief Executive Officer